EXHIBIT 10.6

SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT

This Second Amendment to Mezzanine Loan Agreement (this “Amendment”), dated as of April 20, 2018, is by and between JPP, LLC, as administrative agent (together with its successors and assigns, “Administrative Agent”) and SRC SPARROW 2 LLC (“Borrower”) and amends that certain Mezzanine Loan Agreement, dated as of March 14, 2018, as the same was amended pursuant to that certain Amendment to Mezzanine Loan Agreement dated as of April 13, 2018 (the “First Amendment” and, as amended to date and as may be further amended or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).
RECITALS
WHEREAS, on March 14, 2018 (the “Closing Date”), Administrative Agent, Lenders and Borrower entered into the Loan Agreement;
WHEREAS, on the Closing Date, Lenders made a loan on the Closing Date in the aggregate principal amount equal to $240,000,000;
WHEREAS, pursuant to the First Amendment, Lender made an additional loan to the Borrower in the amount of $66,656,928.36 on April 13, 2018, which amount was secured by the Collateral;
WHEREAS, certain of the Lenders desire to make an additional loan to the Borrower in the amount of $72,279,812, which amount shall be secured by the Collateral;
WHEREAS, Lender and Borrower desire to amend the Loan Agreement in the manner hereinafter set forth;
In pursuance of such agreement and for good and valuable consideration, Lender and Borrower hereby agree as follows:
Section 1.Amendments of Loan Agreement. Lender and Borrower hereby amend the Loan Agreement as follows:
(a)All references in the Loan Documents to the “Loan Agreement” shall mean the Loan Agreement as amended to date and as amended by this Amendment.
(b)The following definition shall be added to Section 1.01 of the Loan Agreement:
“Second Additional Advance Date” means April 20, 2018.
(c)The definition of “Commitment” in Section 1.01 of the Loan Agreement is hereby replaced in its entirety by the following:

Amendment to Mezzanine Loan Agreement	1

“Commitment” means, with respect to each Lender, such Lender’s commitment to make a Loan to Borrower, which Loans were made on the Effective Date, the Additional Advance Date and the Second Additional Advance Date. The amount of each Lender’s Commitment is set forth on Schedule 2.01. The aggregate amount of the Commitment of all Lenders as of the Second Additional Advance Date is $378,936,740.36.
(d)The definition of “Note” in Section 1.01 of the Loan Agreement is hereby replaced in its entirety by the following:
“Note” means, collectively, (i) that certain Second Amended and Restated Promissory Note A-1, dated as of the Second Additional Advance Date, in the original principal amount of $351,180,665.19, made by Borrower to JPP, LLC, (ii) that certain Second Amended and Restated Promissory Note A-2, dated as of the Second Additional Advance Date, in the original principal amount of $27,756,075.17, made by Borrower to JPP II, LLC and (iii) each other note delivered by Borrower pursuant to Section 2.09(f), in each case, as such note may be replaced by multiple Notes in accordance with Section 2.09(f) and as otherwise assigned (in whole or in part), amended, restated, replaced, supplemented or otherwise modified in accordance herewith.
(e)The definition of “Additional Permitted Mezzanine Debt” in Section 1.01 of the Loan Agreement is hereby replaced in its entirety by the following:
“Additional Permitted Mezzanine Debt” means additional mezzanine Indebtedness incurred by Borrower or the Additional Mezzanine Borrower after the Effective Date as a Loan under this Agreement or a loan under any Additional Mezzanine Loan Agreement such that, on a proforma basis immediately after the incurrence of such additional mezzanine Indebtedness, the sum of the aggregate principal amount outstanding (x) under this Loan Agreement, (y) the Mortgage Loan Agreement and (z) under any Additional Mezzanine Loan Agreement, does not exceed, in the aggregate, 55% loan to value based on the aggregate Appraised Value of the remaining Properties owned by the Mortgage Borrower as of such date; provided, that (a) the lender providing any such additional mezzanine Indebtedness (unless advanced as a Loan under this Agreement) shall execute a joinder to the Intercreditor Agreement agreeing to be bound by the terms thereof and (b) Borrower shall (x) execute and deliver such amendments to the Loan Documents and the Effective Date Mezzanine Loan Agreement as are reasonably required by the Administrative Agent to incorporate into the terms of such Loan Documents and the Effective Date Mezzanine Loan Agreement the existence of the Additional Permitted Mezzanine Debt and (y) pay or reimburse to the Administrative Agent all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with any such Indebtedness.”
(f)All references in the Loan Documents to the Note shall refer to the “Note” as amended by this Amendment.

Amendment to Mezzanine Loan Agreement	2

(g)Schedule 2.01 of the Loan Agreement is hereby replaced in its entirety by the Schedule 2.01 attached to this Amendment.
Section 2.Miscellaneous.
(a)Borrower hereby (i) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement and each of the other Loan Documents, (ii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement as amended hereby and the other Loan Documents, in each case, without impairment, and (iii) waives and releases any and all claims, actions, causes of action, suits, and defenses that Borrower might have against Lender for or by reason of any matter, cause or thing whatsoever relating to the Loan.
(b)Borrower hereby represents and warrants that as of the date hereof and subject to the matters set forth on Schedule 1 attached hereto, (i) Borrower has the power and authority to enter into this Amendment and to perform its obligations under the Loan Agreement as amended hereby, (ii) Borrower has by proper action duly authorized the execution and delivery of this Amendment by Borrower, (iii) this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, (iv) Borrower is not in default under the Loan Agreement or any of the other Loan Documents beyond any applicable notice and cure periods, (v) Borrower has no defenses, offsets or counterclaims against the Indebtedness, and (vi) each of the representations and warranties of Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof.
(c)Each Guarantor hereby (i) unconditionally approves and consents to this Amendment, (ii) unconditionally ratifies, confirms, renews and reaffirms all of its obligations under the Loan Documents to which it is a party (the “Guarantor Documents”), (ii) acknowledges and agrees that its obligations under the Guarantor Documents remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents without impairment, and (iii) waives and releases any and all claims, actions, causes of action, suits, and defenses that it might have against Lender for or by reason of any matter, cause or thing whatsoever relating to the Loan.
(d)Each Guarantor hereby represents and warrants that as of the date hereof(i) it has the power and authority to acknowledge this Amendment and to perform its obligations under the Guarantor Documents after giving effect to this Amendment, (ii) it has by proper action duly authorized such acknowledgement and performance, (iii) it is not in default under any Guarantor Document beyond any applicable notice and cure periods, (iv) it has no defenses, offsets or counterclaims against its obligations under the Guarantor Documents, and (v) each of the representations and warranties contained in the Guarantor Documents is true and correct in all material respects as of the date hereof.

Amendment to Mezzanine Loan Agreement	3

(e)Borrower and Guarantor acknowledge and agree that no oral communication or course of dealing from or on behalf of Lender shall constitute any waiver, agreement, commitment, or evidence of any assurance or intention of Lender with respect to the Loans, the Loan Agreement and/or the other Loan Documents, and that any waiver, agreement, commitment, assurance, or intention of Lender with respect to the Loans, the Loan Agreement and/or the other Loan Documents shall be effective only if in writing and duly executed by Lender. Borrower and Guarantor acknowledge and agree that no Default or Event of Default shall be deemed to have been waived by Lender unless such waiver is in writing and duly executed by Lender.
(f)This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law.
(g)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.
(h)The terms and provisions of Section 9.14 of the Loan Agreement are incorporated herein by reference and shall apply to Borrower and Guarantor hereunder with the same force and effect as if fully set forth herein.

Amendment to Mezzanine Loan Agreement	4

Executed and delivered as of the date first hereinabove set forth.

LENDER: JPP, LLC, a Delaware limited liability company, as Administrative Agent By: /s/ Edward S. Lampert Name: Edward S. Lampert Title: Authorized Signatory
JPP, LLC, a Delaware limited liability company, as Lender By: /s/ Edward S. Lampert Name: Edward S. Lampert Title: Authorized Signatory
JPP II, LLC, a Delaware limited liability company, as Lender By: /s/ Edward S. Lampert Name: Edward S. Lampert Title: Authorized Signatory
BORROWER: SRC SPARROW 2 LLC, a Delaware limited liability company By: /s/ Robert A. Riecker Name: Robert A. Riecker Title: President

Amendment to Mezzanine Loan Agreement	5

Solely with respect to the provisions herein that reference Guarantor:
GUARANTOR:

SEARS HOLDINGS CORPORATION, a Delaware corporation

By:   /s/ Robert A. Riecker
       Name: Robert A. Riecker
Title: Chief Financial Officer

SEARS, ROEBUCK AND CO., a New York corporation By: /s/ Robert A. Riecker Name: Robert A. Riecker Title: Chief Financial Officer

Amendment to Mezzanine Loan Agreement	6

Schedule 1

Exceptions to Representations and Warranties

1.	Schedule 3.01 attached to the Loan Agreement and the Mortgage Loan Agreement is hereby deleted in its entirety and replaced with Schedule 3.01 attached to this Schedule 1.

2.	Schedule 3.14 attached to the Mortgage Loan Agreement is hereby updated to add the following row:

Store	Location	Status
1035	Augusta, GA
The City of Augusta is undertaking a road widening project at Wrightsboro Road and the impact is to the two entrances to the mall located on Wrightsboro Road, which is on the opposite side of the mall from Sears and does not affect Sears’ fee interest. While the taking impacts Sears’ easement rights under the Second Amended and Restated REA, the REA does not address the parties’ rights in the event of a taking affecting easement areas. The city has not yet begun construction and the timing of the project is yet to be determined. Based on the foregoing, at this time Sears has not filed a claim for damages. However, should it become apparent that the timing or other aspects of the project are causing an impact to Sears, Sears will reevaluate its position at that time. The original filing was on September 21, 2015 but on August 22, 2017 a consent order was entered allowing the city condemnor to file an amended petition naming and substituting the mall ownership entity Augusta Mall LLC for General Growth Properties.

Amendment to Mezzanine Loan Agreement	7

Schedule 3.01
Organizational Chart

DLA Draft 4/18/18

PROJECT SPARROW
POST-RESTRUCTURING ORGANIZATIONAL CHART

SEARS HOLDINGS CORPORATION (DE)
100%
KMART HOLDINGS, INC. (DE)
100%
KMART CORPORATION (MI)
SEARS, ROEBUCK AND CO. (NY)
100%
SRC SPARROW 1 LLC (DE)
100%
SRC SPARROW 2 LLC (DE)
100%
SRC O.P. LLC (DE)
Fee Owner (All MD sites)
1. 1074 (Waldorf, MD)
2. 1634 (Baltimore-West, MD)
3. 1754 (Gaithersburg, MD)
4. 1854 (Parkville, MD)
100%
SRC FACILITIES LLC (DE)
Leasehold Owner
1. 1223 (Brockton-Westgate, MA)
2. 1042 (Joplin, MO)
3. 1222 (South County, MO)
4. 1166 (Meridian, MS)
5. 1554 (Mays Landing, NJ)
6. 1139 (Tukwila, WA)
* 1012 (Des Moines, IA) (Fee as to Parcel 1, Leasehold as to Parcel 3, 50% TIC in Parcel 2 – same as * property shown in fee category)
1595 (Greenville, SC) (Leasehold as to parking lot only – same property as #87 owned in fee)
Fee Owner
1. 2819 (Fairbanks, AK)
2. 4371 (Santa Maria, CA)
3. 1228 (Arden, CA) (TIC Interest)
4. 1281 (Pueblo, CO)
5. 1221 (Chapel Hills, CO)
6. 1831 (Thornton, CO)
7. 1043 (Meriden, CT)
8. 1263 (Waterbury, CT)
9. 7979 (Jacksonville, FL)
10. 1035 (Augusta, GA)
11. 1155 (Kennesaw, GA)
12. 1565 (Morrow(Southlake), GA)
13. 1685 (Duluth, GA)
14. 2845 (Athens, GA)
15. 1095 (Douglasville, GA)
16. 8745 (aka 8755; Tucker, GA)
17. 2760 (Davenport, IA)
18. 1172 (Bloomingdale, IL)
19. 1321 (Peoria, IL)
20. 1570 (Schaumburg, IL)
21. 1780 (Springfield, IL)
22. 1820 (West Dundee, IL)
23. 1840 (Chicago Ridge, IL)
24. 2360 (Quincy, IL)
25. 2121 (Peru, IL)
26. 1600 (Castleton, IN)
27. 1680 (Indianapolis, IN)
28. 1800 (Mishawaka, IN)
29. 2290 (Michigan City, IN)
30. 1650 (Merrillville, IN)
31. 1642 (Topeka, KS)
32. 1730 (Florence, KY)
33. 1077 (Shreveport, LA)
34. 1086 (Cortana, LA)
35. 1116 (Monroe, LA)
36. 1147 (Baton Rouge, LA)
37. 1226 (Metairie, LA)
38. 2087 (Alexandria, LA)
39. 2677 (Bossier City, LA)
40. 1104 (Marlborough, MA)
41. 1033 (N Attleboro, MA)
42. 2934 (Taunton, MA
43. 1192 (Muskegon, MI)
44. 1011 (Grandville, MI)
45. 1110 (Portage, MI)
46. 1700 (Dearborn, MI)
47. 1720 (Sterling Hts, MI)
48. 1760 (Novi, MI)
49. 2040 (Battle Creek, MI)
50. 2180 (Traverse City, MI)
51. 9693 (Marine City, MI)
52. 8702 (Minneapolis, MN)
53. 1182 (St Peters, MO)
54. 1690 (Chesterfield, MO)
55. 1822 (Cape Girardeau, MO)
56. 1171 (Springfield, MO)
57. 1306 (Hattiesburg, MS)
58. 1165 (Concord, NC)
59. 1375 (Winston Salem, NC)
60. 1605 (Raleigh, NC)
61. 2175 (Greenville, NC)
62. 2515 (Hickory, NC)
63. 7385 (Raleigh, NC)
64. 1712 (Grand Forks, ND)
65. 1022 (Oakview, NE)
66. 1734 (Lawrenceville, NJ)
67. 1614 (Livingston, NJ)
68. 1314 (New Brunswick, NJ)
69. 1764 (Rockaway, NJ)
70. 1874 (Burlington, NJ)
71. 2207 (Roswell, NM)
72. 1717 (Cottonwood, NM)
73. 1504 (Williamsville, NY)
74. 4928 (Queensbury, NY)
75. 1051 (Strongsville, OH)
76. 1120 (Tuttle Crossing, OH)
77. 1710 (No Olmsted, OH)
78. 2010 (Mansfield, OH)
79. 2390 (Springfield, OH)
80. 4937 (Chillicothe, OH)
81. 1545 (Spartanburg, SC)
82. 1595 (Greenville, SC) (Leasehold as to parking lot only)
83. 2305 (Anderson, SC)
84. 2855 (Charleston, SC)
85. 1315 (Chattanooga, TN)
86. 1029 (Spokane, WA)
87. 1038 (E Valley, WA)
88. 2219 (Lacey/Olympia, WA)
89. 2309 (Silverdale, WA)
90. 4147 (Spokane, WA)
* 1012 (Des Moines, IA) (Fee as to Parcel 1, Leasehold as to Parcel 3, 50% TIC in Parcel 2 – same as * property shown in leasehold category)
* 1092 (Westland, MI)
* 2029 (Union Gap, WA)
* = Sites not mortgaged but subject to loan documents.
100%
SRC REAL ESTATE (TX), LLC (DE)
Fee Owner (All TX sites)
1. 1407 (Beaumont, TX)
2. 1417 (Humble, TX)
3. 1427 (Rolling Oaks, TX)
4. 1267 (Ridgmar, TX)
5. 1297 (Hurst, TX)
6. 1307 (Abilene, TX)
7. 1327 (Baytown, TX)
8. 1337 (Plano, TX)
9. 1377 (Willowbook, TX)
10. 1387 (Amarillo, TX)
11. 1447 (Hulen, TX)
12. 1487 (Lakeline, TX)
13. 2247 (Laredo, TX)
14. 2497 (Brownsville, TX)
15. 1027 (El Paso/Sunland Pk, TX)
16. 1076 (Lewisville, TX)
17. 1187 (Mesquite-Town East, TX)
18. 1217 (Corpus Christi, TX)
19. 1367 (Waco, TX)
20. 2197 (Texas City, TX)
21. 2547 (College Station/Bryan, TX)
22. 2587 (Denton, TX)
23. 8147 (San Antonio, TX)
24. 8217 (Fort Worth, TX)
25. 8717 (Houston, TX) (Indenture of Lease)
26. 1176 (Pasadena, TX)
Leasehold Owner
1. 1317 (El Paso, TX)

Note: This chart does not reflect various leases and subleases in connection with the existing master lease structuring.

[AM_ACTIVE 400237305_3]

Schedule 2.01 – Commitments

LENDER                            COMMITMENT

JPP, LLC                            $302,180,665.19

JPP II, LLC                            $26,756,075.17

Luxor Capital, LLC                        $50,000,000

AGGREGATE COMMITMENTS                $378,936,740.36